EXHIBIT 8(i)(5)

Amendment No. 3 to Participation Agreement (Columbia Funds)

AMENDMENT No. 3

TO

PARTICIPATION AGREEMENT

Amendment No. 3 dated as of July 1, 2010 to the Participation Agreement (the “Agreement”), dated as of May 1, 2007, between TRANSAMERICA LIFE INSURANCE COMPANY; TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY; MONUMENTAL LIFE INSURANCE COMPANY (each as the “Insurance Company”), on its own behalf and on behalf of its separate accounts; COLUMBIA FUNDS VARIABLE INSURANCE TRUST (the “Fund”); COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC (formerly known as RiverSource Investments, LLC), (the “Adviser”), as assignee of Columbia Management Advisors, LLC; and COLUMBIA MANAGEMENT INVESTMENT DISTRIBUTORS, INC. (formerly known as RiverSource Fund Distributors, Inc.) (the “Distributor”), as assignee of Columbia Management Distributors, Inc.

WHEREAS, the Insurance Company, the Fund, the Advisor and Distributor heretofore entered into a Participation Agreement dated May 1, 2007, with regard to separate accounts established for variable life insurance and/or variable annuity contracts offered by the Insurance Company; and

WHEREAS, the Insurance Company, the Fund, Adviser, and Distributor desire to amend Schedule A to the Agreement in accordance with the terms of the Agreement.

NOW THEREFORE. in consideration of past and prospective business relations, the parties hereby amend the Agreement as follows:

1.	Schedule A to the Agreement is deleted in its entirety and replaced with the attached amended Schedule A.

2.	All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Signature Page to Follow

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative effective as of the date specified above.

TRANSAMERICA LIFE INSURANCE COMPANY		TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:	/s/ Steven R. Shepard	By:	/s/ Steven R. Shepard
Name:	Steven R. Shepard	Name:	Steven R. Shepard
Title:	Vice President	Title :	Vice President

MONUMENTAL LIFE INSURANCE COMPANY		COLUMBIA FUNDS VARIABLE INSURANCE TRUST

By:	/s/ Steven R. Shepard	By:	/s/ Stephen T. Welsh
Name:	Steven R. Shepard	Name:	Stephen T. Welsh
Title:	Vice President	Title:	Vice President

COLUMBIA MANAGEMENT INVESTMENT DISTRIBUTORS, INC.		COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Beth Brown	By:	/s/ Beth Brown
Name:	Beth Brown	Name:	Beth Brown
Title:	Managing Director	Title:	Managing Director

AMENDED SCHEDULE A

CONTRACTSIDESIGNATED PORTFOLIOS

Insurance Company Contracts	Portfolios
Transamerica Life Insurance Company	Columbia Funds Variable Insurance Trust—Class A

• Separate Account VA P, under the marketing names “Transamerica Opportunity Builder” and “Transarmerica Traditions”	• Columbia Mid Cap Value Fund, Variable Series • Columbia Small Cap Value Fund, Variable Series

• Separate Account VA L, under the name “Transamerica Preferred Advantage Variable Annuity”	• Columbia Mid Cap Value Fund, Variable Series
• Columbia Small Cap Value Fund, Variable Series

• Separate Account VA S, under the name the marketing name “ Huntington Allstar Select”	• Columbia Small Cap Value Fund, Variable Series
• Columbia Strategic Income Fund, Variable Series

• Separate Account VA K, under the marketing name “Retirement Income Builder IV”	• Columbia Asset Allocation Fund, Variable Series
• Columbia Large Cap Value Fund, Variable Series

• Columbia Small Company Growth Fund, Variable Series

• Columbia Mid Cap Value Fund, Variable Series

• Separate Account VA F, under the name “Premier Asset Builder Variable Annuity”	• Columbia Small Cap Value Fund, Variable Series

• Columbia Strategic Income Fund, Variable Series

• PFL Corporate Account One, under the marketing names “Advantage V” and “Advantage VI”	• Columbia Asset Allocation Fund, Variable Series

• Columbia Federal Securities Fund, Variable Series

• Columbia International Fund, Variable Series

• Columbia Large Cap Growth Fund, Variable Series

• Columbia Large Cap Value Fund, Variable Series

• Columbia Mid Cap Value, Variable Series

• Columbia S&P 500 Index Fund, Variable Series

• Columbia Select Large Cap Growth Fund, Variable Series

• Columbia Select Opportunities Fund, Variable Series

• Columbia Small Cap Value Fund, Variable Series

• Columbia Small Company Growth Fund, Variable Series

• Columbia Strategic Income Fund, Variable Series

• Columbia Value and Restructuring Fund, Variable Series

• Separate Account VA-5 under the marketing name “Distinct AssetSM Variable Annuity”	• Columbia Small Company Growth Fund, Variable Series

• Transamerica Corporate Account Sixteen under the marketing name “Advantage X”	• Columbia Asset Allocation Fund, Variable Series

• Columbia Federal Securities Fund, Variable Series

• Columbia International Fund, Variable Series

• Columbia Large Cap Growth Fund, Variable Series

• Columbia Large Cap Value Fund, Variable Series

• Columbia Mid Cap Value, Variable Series

• Columbia S&P 500 Index Fund, Variable Series

• Columbia Select Large Cap Growth Fund, Variable Series

Insurance Company Contracts	Portfolios
Transamerica Life Insurance Company	Columbia Funds Variable Insurance Trust - Class A
(Continued)

• Transamerica Corporate Account Sixteen under the marketing name “Advantage X”	• Columbia Select Opportunities Fund. Variable Series
• Columbia Small Cap Value Fund. Variable Series

• Columbia Small Company Growth Fund . Variable Series

• Columbia Strategic Income Fund. Variable Series

• Columbia Value and Restructuring Fund. Variable Series

• Columbia Small Company Growth Fund. Variable Series

• Transamerica Separate Account R3 under the marketing name “Advantage R3”	• Columbia Asset Allocation Fund. Variable Series
• Columbia Federal Securities Fund. Variable Series

• Columbia International Fund. Variable Series

• Columbia Large Cap Growth Fund. Variable Series

• Columbia Large Cap Value Fund. Variable Series

• Columbia Mid Cap Value. Variable Series

• Columbia S&P 500 Index Fund. Variable Series

• Columbia Select Large Cap Growth Fund. Variable Series

• Columbia Select Opportunities Fund . Variable Series

• Columbia Small Cap Value Fund. Variable Series

• Columbia Small Company Growth Fund. Variable Series

• Columbia Strategic Income Fund. Variable Series

• Columbia Value and Restructuring Fund. Variable Series

• Columbia Small Company Growth Fund, Variable Series
Monumental Life insurance Company

• Separate Account VA CC. under the names “Advisor’s	Columbia Variable Insurance Trust - Class A Shares
Edge® Variable Annuity” and Advisor’s Edge Select®
Variable Annuity	• Columbia Small Company Growth Fund. Variable Series

Transamerica Financial Life Insurance Company

• Separate Account VA-5N LNY. under the marketing name “Distinct AssetSM Variable Annuity	Columbia Funds Variable Insurance Trust - Class A Shares

• Columbia Small Company Growth Fund . Variable Series

• TFLIC Separate Account VNY under the name “Advisor’s Edge® NY Variable Annuity”	• Columbia Small Company Growth Fund. Variable Series

• TFLIC Separate Account C under the name “Advisor’s Edge Variable Annuity”	• Columbia Small Company Growth Fund. Variable Series

4